SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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PATRIOT SCIENTIFIC CORPORATION
(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 12, 2006

Dear Patriot Scientific Shareholder,

On behalf of the Board of Directors and management of Patriot Scientific Corporation, I am pleased to extend a personal invitation for you to attend the annual meeting of shareholders of the Company to be held from 10:00 a.m. to noon on April 28, 2006, at the La Costa Resort and Spa in Carlsbad, California.

If you received this package from your broker through ADP, we need your consent to begin the electronic process and help the environment too! Your Company expends a significant number of dollars printing and mailing this proxy package. You can help us avoid this cost by voting at www.proxvvote.com and, after voting, providing your e-mail address. Subsequent proxy packages can then be provided to you electronically. If you received this package from Interwest Transfer Co., Inc., our transfer agent, this option is not yet available.

Since our last annual meeting, held in April, 2005, Patriot Scientific (the Company) has changed its executive management team, has changed the primary strategic business focus, and has changed independent auditors. We are now pleased to report that the Company has achieved profitable operations in two of our last three fiscal quarters, has retired the last remaining convertible debentures, and can proudly point to the well known names of several microprocessor and systems manufacturers that have signed license agreements regarding the company's patent portfolio, now jointly owned with the TPL Group.

We are asking you to elect the Board of Directors, ratify the selection of Corbin & Co. as the Company’s independent auditors, and ratify the adoption of a 2006 stock option plan which has been adopted and approved by the Board of Directors.

We have planned several interesting and informative presentations to be offered immediately following the close of the formal business session of the meeting.

We hope you will be able to attend, and the Directors and I look forward to seeing you there.

Sincerely,

DHPohl

David H. Pohl
Chairman, President and CEO

PATRIOT SCIENTIFIC CORPORATION
Carlsbad Corporate Plaza
6183 Paseo Del Norte, Suite 180
Carlsbad, California 92011
(760) 547-2700

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
APRIL 28, 2006

Notice is hereby given that the Annual Meeting of Stockholders of Patriot Scientific Corporation will be held on April 28, 2006 at 10 a.m. (Pacific Time) at The La Costa Resort & Spa, Veranda Room (Clubhouse), 2100 Costa Del Mar Road, Carlsbad, California 92009, for the following purpose:

1. To consider and vote to approve the Patriot Scientific Corporation 2006 Stock Option Plan.

2. To ratify the selection by our board of directors of Corbin & Company, LLP to serve as our independent auditors for the fiscal year ending May 31, 2006.

3. To elect our board of directors.

4. To transact such other business as may properly come before the meeting.

Our board of directors has fixed March 6, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting of stockholders and any postponements or adjournments thereof. A list of stockholders entitled to vote at the annual meeting of stockholders will be available at our corporate offices for 10 days prior to the date of the meeting.

We hope you will use this opportunity to take an active part in the affairs of Patriot Scientific Corporation by voting on the business to come before the annual meeting of stockholders either by executing and returning the enclosed proxy or by casting your vote in person at the meeting.

WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO FILL OUT THE ENCLOSED PROXY AND TO SIGN AND FORWARD IT IN THE ENCLOSED BUSINESS REPLY ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT YOUR SHARES BE REPRESENTED AT THE MEETING TO ASSURE THE PRESENCE OF A QUORUM. ANY STOCKHOLDER WHO SIGNS AND SENDS IN A PROXY MAY REVOKE IT BY EXECUTING A NEW PROXY WITH A LATER DATE, BY WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY AT ANY TIME BEFORE IT IS VOTED OR BY ATTENDING THE MEETING AND, HAVING NOTIFIED THE SECRETARY IN WRITING OF REVOCATION, VOTING IN PERSON.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES OF STOCK YOU HOLD. YOUR COOPERATION IN PROMPTLY RETURNING YOUR PROXY WILL HELP LIMIT EXPENSES INCIDENT TO PROXY SOLICITATION. IF A STOCKHOLDER RECEIVES MORE THAN ONE PROXY BECAUSE HE OR SHE OWNS SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE COMPLETED AND RETURNED.

BY ORDER OF THE BOARD OF DIRECTORS
April 12, 2006	Thomas J. Sweeney
San Diego, California	Corporate Secretary

PATRIOT SCIENTIFIC CORPORATION
Carlsbad Corporate Plaza
6183 Paseo Del Norte, Suite 180
Carlsbad, California 92011

PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Patriot Scientific Corporation, a Delaware corporation (the “Company”), for use in connection with the Annual Meeting of Stockholders of the Company (the “Annual Meeting”), to be held on April 28, 2006 at The La Costa Resort & Spa, Veranda Room (Clubhouse) located at 2100 Costa Del Mar Road, Carlsbad, California at 10 a.m. (Pacific Time), and any and all postponements or adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The telephone number of the Company is (760) 547-2700 and its facsimile number is (760) 547-2705. This Proxy Statement and the accompanying form of proxy are expected to be mailed to stockholders on or about April 12, 2006.

Accompanying this Proxy Statement is the proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. A stockholder giving a proxy has the power to revoke it at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, by executing a proxy bearing a later date, or by attending the Annual Meeting and, having notified the Secretary in writing of revocation, voting in person. Subject to any such revocation, all shares represented by properly executed proxies will be voted in accordance with the specifications on such proxy.

In addition to solicitation by use of the mail, certain of the Company’s directors, officers and employees may, without receiving additional compensation therefor, solicit the return of proxies by telephone, telegram or personal interview. The Company has requested that brokerage houses and custodians, nominees and fiduciaries forward soliciting materials to their principals, the beneficial owners of the common stock and has agreed to reimburse them for reasonable out-of-pocket expenses in connection therewith. The Company will bear the costs of the solicitation of proxies from its stockholders.

DESCRIPTION OF SECURITIES AND VOTING

The Board has fixed the close of business on March 6, 2006 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. As of the record date, the Company had 349,926,038 shares of common stock, $.00001 par value per share (“Common Stock”), outstanding and entitled to vote. A majority of the shares entitled to vote on the record date, present in person or represented by proxy, will constitute a quorum at the meeting.

Each share of Common Stock issued and outstanding on the record date is entitled to one vote on any matter presented for consideration and action by the stockholders at the Annual Meeting. With respect to all matters other than the election of directors, the affirmative vote of a majority of the voting shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter will be the act of the stockholders. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors. Abstentions will have no effect for the purpose of determining whether a director has been elected. Unless otherwise instructed, proxies solicited and received by the Company will be voted “FOR” the approval of the Patriot Scientific Corporation 2006 Stock Option Plan, “FOR” the ratification of the selection of Corbin & Company, LLP to serve as the Company’s independent auditors for the fiscal year ending May 31, 2006, and “FOR” the nominees named herein for election as directors.

If a broker indicates on the proxy that such broker does not have discretionary authority as to certain shares to vote on any proposal that requires specific instructions, those shares will not be considered as present and entitled to vote with respect to that matter. Pursuant to Delaware law, a broker non-vote will not be treated as present or voting in person or by proxy on the proposal. In determining whether a proposal has passed in a circumstance where the vote required is a majority of the shares present and entitled to vote on the subject matter, abstentions, but not broker non-votes, will be treated as shares present and entitled to vote on the subject matter. Broker non-votes will be counted when the Company’s certificate of incorporation or applicable law requires the affirmative vote of a majority of the outstanding shares.

The directors and executive officers of the Company, together with their respective affiliates, beneficially own approximately two percent of the outstanding Common Stock, and they have indicated that they intend to vote their shares in favor of all proposals set forth in this Proxy Statement.

The Common Stock is quoted on the OTC Bulletin Board under symbol “PTSC” and traded in the over-the-counter market.

Transfer Agent and Registrar. Interwest Transfer Company, Inc., 1981 East 4800 South, Suite 100, Salt Lake City, Utah 84117, acts as transfer agent and registrar for the Common Stock. Their telephone number is (801) 272-9294.

Dividend Policy. The declaration and payment of dividends on the Common Stock is at the absolute discretion of the Board and will depend, among other things, on the Company’s earnings, financial condition and capital requirements. On February 14, 2006, the Company announced that it would issue a cash dividend of $0.02 per share of Common Stock for stockholders and qualified warrant holders of record as of February 24, 2006. The dividend was paid on March 22, 2006.

PRINCIPAL SHAREHOLDERS

The following table sets forth, as of February 28, 2006, the stock ownership of each officer and director of the Company, of all officers and directors of the Company as a group, and of each person known by the Company to be a beneficial owner of 5% or more of its Common Stock. The number of shares of Common Stock outstanding as of February 28, 2006, was 349,926,038. Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power over such shares. No person listed below has any option, warrant or other right to acquire additional securities of the Company, except as otherwise noted. Other than Mr. Giffhorn, Lincoln Ventures, LLC and Swartz Private Equity, LLC, each individual’s address is Carlsbad Corporate Plaza, 6183 Paseo Del Norte, Suite 180, Carlsbad, California 92011. Mr. Giffhorn’s address is 10875 Kemah Lane, San Diego, California 92131. The address of each of Lincoln Ventures, LLC and Swartz Private Equity, LLC is 1125 Sanctuary Parkway, Suite 275, Alpharetta, GA 30004.

Name	Amount & Nature of Beneficial Ownership		Percent of Class
Gloria Felcyn, CPA	744,700	(1)	*
Helmut Falk, Jr.	2,918,231	(2)	*
Lowell W. Giffhorn	877,948	(3)	*
Carlton M. Johnson, Jr.	975,000	(4)	*
David H. Pohl	875,000	(5)	*
Thomas J. Sweeney	0		*
James Turley	200,000	(4)	*
Lincoln Ventures, LLC	35,543,977	(6)	9.99%
Swartz Private Equity, LLC	35,543,977	(6)	9.99%
All directors & officers as a group (7 persons) * Less than 1%	6,590,879	(7)	1.87%
(1) Includes 450,000 shares issuable upon the exercise of outstanding stock options exercisable within 60 days of February 28, 2006.
(2) Includes 490,000 shares issuable upon the exercise of outstanding stock options exercisable within 60 days of February 28, 2006.
(3) Includes 820,000 shares issuable upon the exercise of outstanding stock options exercisable within 60 days of February 28, 2006.
(4) Represents shares issuable upon the exercise of outstanding stock options exercisable within 60 days of February 28, 2006.
(5) Includes 725,000 shares issuable upon the exercise of outstanding stock options exercisable within 60 days of February 28, 2006.
(6) Lincoln Ventures, LLC (“Lincoln”) and Swartz Private Equity, LLC (“SPE” and together with Lincoln, the “Reporting Person”) have shared voting power and shared dispositive power as to these shares. This number also includes 5,869,538 shares issuable upon exercise of outstanding warrants exercisable within 60 days of February 28, 2006. Lincoln and SPE each hold warrants to purchase Common Stock of the Company. The documents governing the terms of such warrants contain a provision prohibiting Lincoln and SPE, as applicable, from exercising warrants for shares of Common Stock if doing so would result in the Reporting Person and their affiliates beneficially owning shares of Common Stock that represent more than 9.99% of the outstanding shares of Common Stock as determined under Section 13(d) of the Securities Exchange Act of 1934. This number assumes that Lincoln and SPE may be deemed to be affiliated and under common control.
(7)  Includes 3,660,000 shares issuable upon exercise of outstanding stock options exercisable within 60 days of February 28, 2006.

PROPOSAL NUMBER 1
APPROVAL OF THE PATRIOT SCIENTIFIC CORPORATION 2006 STOCK OPTION PLAN

On March 31, 2006, the Board adopted the Patriot Scientific Corporation 2006 Stock Option Plan (the “Plan”). The Plan is intended to promote the interests of the Company and its stockholders by: (i) attracting and retaining exceptional directors, employees and consultants (including prospective directors, employees and consultants), and (ii) enabling such individuals to participate in the long-term growth and financial success of the Company. The following description of the Plan is qualified by reference to the full text thereof, a copy of which is attached hereto as Appendix A.

Awards. The Plan provides for the grant of options intended to qualify as incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), to the Company’s employees and non-statutory stock options (“NSOs,” and together with “ISOs,” collectively, “Options”) ) to the Company’s directors, employees and consultants. As of March 31, 2006, the number of directors, employees and consultants eligible to participate in the Plan were five, three and two, respectively.

Plan Administration. The Board, or one or more committees appointed by the Board, will administer the Plan (in either case, the “administrator”). In the case of awards intended to qualify as “performance based compensation” within the meaning of Section 162(m) of the Code, the committee will consist of two or more “outside directors” within the meaning of Section 162(m) of the Code. The administrator has the power to determine the terms of the awards, including the exercise price, the number of shares subject to each award, the exercisability of the awards and the form of consideration payable upon exercise. The administrator also has the power to implement an award exchange program (whereby awards may be exchanged or cancelled for awards with lower exercise prices or different terms), or a program through which participants may reduce cash compensation to purchase awards. The administrator may also create other stock based awards that are valued in whole or in part by reference to (or are otherwise based on) shares of the Common Stock.

Shares Available For Awards. Subject to adjustment as provided below, the aggregate number of shares of Common Stock that may be issued pursuant to Options granted under the Plan is 5,000,000; provided, however, that the maximum number of shares that may be delivered pursuant to ISOs granted under the Plan is 3,000,000.

If an Option expires or is terminated or canceled without having been exercised or settled in full, is forfeited back to or repurchased by the Company, the terminated portion of the Option (or forfeited or repurchased shares subject to the award) will become available for future grant or sale under the Plan (unless the Plan has terminated). Shares are not deemed to be issued under the Plan with respect to any portion of an Option that is settled in cash. If the exercise or purchase price of an Option is paid for through the tender of shares, or withholding obligations are met through the tender or withholding of shares, those shares tendered or withheld will again be available for issuance under the Plan.

Stock Options. An option is the right to purchase shares of Common Stock at a fixed exercise price for a fixed period of time. The administrator may grant both ISOs and NSOs under the Plan. Except as otherwise determined by the administrator in an award agreement with regard to NSOs, the exercise price for options cannot be less than the fair market value (as defined in the Plan) of the Common Stock on the date of grant. The administrator will determine the term of each option; provided that no ISO will be exercisable after the tenth anniversary of the date the option is granted. In the case of ISOs granted to an employee who, at the time of the grant of an option, owns stock representing more than 10% of the voting power of all classes or stock or the stock of any of our affiliates, the exercise price cannot be less than 110% of the fair market value of a share of Common Stock on the date of grant and its term will be five years or less from the date of grant. All options granted under the Plan will be NSOs unless the applicable award agreement expressly states that the option is intended to be an ISO.

Options shall vest and become exercisable as determined by the administrator. The exercise price will be payable with cash (or its equivalent) or by other methods as permitted by the administrator to the extent permitted by applicable law.

If a participant’s employment or relationship with the Company is terminated, the participant (or his or her designated beneficiary or estate representative in the case of death) may exercise his or her option within such period of time as is specified in the award agreement to the extent that the option is vested on the date of termination. In the absence of a specified time in the award agreement, the option will remain exercisable for three months following the date of termination, except in the case where termination is as a result of disability or death, in which case the option will remain exercisable for 12 months following the date of termination or death.

The administrator may at any time offer to purchase an option previously granted for a payment in cash or shares of Common Stock based on such terms and conditions as the administrator shall establish and communicate to the participant at the time that such offer is made.

Transferability of Awards. Generally, unless the administrator determines otherwise, the Plan does not allow for the transfer of awards other than by will or by the laws of descent and distribution, and only the participant may exercise an award during his or her lifetime.

Amendment and Termination of the Plan. The Plan will automatically terminate in 2016, unless it is terminated sooner. In addition, the Board has the authority to amend, suspend or terminate the Plan provided it does not adversely affect any award previously granted under the Plan.

Effectiveness. The Plan was effective as of March 31, 2006, subject to stockholder approval.

Liquidation or Dissolution of the Company. In the event of the proposed dissolution or liquidation of the Company, the administrator will notify each participant as soon as practicable prior to the effective date of such proposed transaction. The administrator in its discretion may provide for a participant to have the right to exercise his or her award, to the extent applicable, until 10 days prior to such transaction as to all of the stock covered thereby, including shares of Common Stock as to which such award would not otherwise be exercisable. In addition, the administrator may provide that any Company repurchase option or forfeiture rights applicable to any award shall lapse 100%, and that any award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised or vested, an award will terminate immediately prior to the consummation of such proposed action.

Change in Control. Where applicable, upon a change in control, all awards shall be accelerated and fully exercisable as of the effective date (or such earlier date as the Board may determine) of the proposed transaction resulting in the change in control, and shall remain fully exercisable for a period of between three and six months after the change in control occurs, as determined by the Board.

Certain U.S. Federal Income Tax Information With Respect to Options

The following is a brief summary of certain U.S. federal income tax consequences related to options that may be awarded under the Plan. This summary is based on the Company’s understanding of current U.S. federal income tax law and regulations and reference is made to the Code and the regulations and interpretations issued thereunder for a complete statement of all relevant federal tax consequences. The summary does not purport to be complete or applicable to every specific situation. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences of participation in the Plan.

Incentive Stock Options. ISOs are intended to be eligible for the favorable federal income tax treatment accorded “incentive stock options” under the Code. There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an ISO. However, the exercise of ISOs may increase the optionee’s alternative minimum tax liability, if any.

If an optionee holds stock acquired through exercise of an ISO for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (b) the optionee’s actual gain, if any, on the purchase and sale. The optionee’s additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss. Capital gains currently are generally subject to lower tax rates than ordinary income. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options.

To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Non-statutory Stock Options. Generally, there are no tax consequences to the optionee or the Company by reason of the grant of an NSO. Upon exercise of an NSO, the optionee normally will recognize taxable ordinary income equal to the excess of the stock’s fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold payroll and income taxes from regular wages or supplemental wage payments in an amount based on the ordinary income recognized. Subject to the requirement of reasonableness and the satisfaction of a reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the purchase price (to the extent not recognized as taxable income as described above). Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Vote Required; Board Recommendation

The Board recommends a vote in favor of this proposal. The affirmative vote of a majority of the votes cast will be required to approve this proposal.

PROPOSAL NUMBER 2
RATIFICATION OF THE APPOINTMENT OF CORBIN & COMPANY, LLP

The Board has appointed Corbin & Company, LLP, certified public accountants to serve as the Company’s independent auditors for the fiscal year ending May 31, 2006. The Company’s stockholders are being requested to ratify the appointment. The Audit Committee of the Board recommended the appointment of Corbin & Company, LLP to the Board. Corbin & Company, LLP, has served as the Company’s independent auditors and accountants since November 23, 2005. A representative of Corbin & Company, LLP is expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions.

Vote Required; Board Recommendation

The Board recommends a vote in favor of this proposal. The affirmative vote of a majority of the votes cast will be required to approve this proposal.

PROPOSAL NUMBER 3
ELECTION OF DIRECTORS

The Company’s bylaws provide that the number of directors of the Company may be no less than three and no more than seven, with the exact number to be fixed as the Board determines. The Board has fixed the number of directors at five. The Board has nominated the following individuals for election to the Board: (i) David H. Pohl, (ii) Carlton M. Johnson, Jr., (iii) Helmut Falk, Jr., (iv) Gloria Felcyn and (v) James Turley. If elected, each director will each serve a one-year term and until their respective successors have been elected and qualified. The Board has no reason to expect that any of the nominees will not stand for election or decline to serve if elected. There is no arrangement between any director or nominee and any other person pursuant to which such director or nominee was or is to be selected as a director or nominee.

UNLESS OTHERWISE SPECIFIED, ALL PROXIES RECEIVED WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES. IF ANY NOMINEE SHOULD NOT STAND FOR ELECTION FOR ANY REASON, YOUR PROXY WILL BE VOTED FOR ANY PERSON OR PERSONS DESIGNATED BY THE BOARD TO REPLACE SUCH NOMINEE.

The following table and biographical summaries set forth information, including principal occupation and business experience, concerning the members of the Board, the nominees for the Board and the executive officers of the Company as of March 6, 2006. There is no blood or other familial relationship between or among the nominees, directors or executive officers of the Company.

NAME	AGE	POSITION, OFFICE and TERM

Helmut Falk, Jr.	48	Director (since December 1997)
Gloria Felcyn	58	Director (since October 2002)
Lowell W. Giffhorn	58	Director (since August 1999)
Carlton M. Johnson, Jr.	45	Director (since August 2001)
David H. Pohl	67	Director (since April 2001) / President and Chief Executive Officer
Thomas J. Sweeney	55	Chief Financial Officer/Secretary
James Turley	44	Director (since February 2006)

HELMUT FALK, JR. From 1992 until 2000, Dr. Falk served as the Director of Anesthesia of, and served on the medical executive committee for, The Johnson Memorial Hospital in Franklin, Indiana. Since 2000, Dr. Falk has worked at St. Francis Hospital in Mooresville, Indiana as a staff anesthesiologist and has been Chairman of its Pharmacy and Therapeutics Committee. Dr. Falk received his D.O. from the College of Osteopathic Medicine of the Pacific in 1987 and his B.S. in Biology from the University of California, Irvine in 1983. Dr. Falk is the son of the late Helmut Falk, who was the sole shareholder of nanoTronics and the Chairman and CEO of the Company until his death in July 1995. Dr. Falk is also an heir to the Helmut Falk Estate, which is the beneficial owner of the Company’s shares held by the Helmut Falk Family Trust.

GLORIA FELCYN. Since 1982, Ms. Felcyn has been the principal in her own public accounting firm. Prior to establishing her own firm, Ms. Felcyn was employed by Main Hurdman & Cranston from 1969 through 1970 and at Price Waterhouse & Co, in the San Francisco and New York offices from 1970 through 1976. Subsequent to that, Ms. Felcyn worked in the field of off shore tax planning with a major real estate syndication company. Ms. Felcyn received her B.S. degree in Business Economics from Trinity University in 1968 and is a member of the American Institute of CPA’s.

LOWELL W. GIFFHORN. Since October 2005, Mr. Giffhorn has served as the Chief Financial Officer and, since December 2005, as a member of the Board of Directors of Omni USA, Inc., a developer and marketer of computational analytical software products for the laboratory testing industry. Since July 2005, Mr. Giffhorn has also served as the Chief Financial Officer of Imagenetix, Inc., a publicly held nutritional supplement company. Mr. Giffhorn was the Company’s Chief Financial Officer from May 1997 to June 2005, and has been a member of the Board since August 1999. From June 1992 to August 1996 and from September 1987 to June 1990, he was the Chief Financial Officer of Sym-Tek Systems, Inc. and Vice President of Finance for its successor, Sym-Tek, Inc., a major supplier of capital equipment to the semiconductor industry. Mr. Giffhorn obtained an M.B.A. degree from National University in 1975 and he obtained a B.S. in Accountancy from the University of Illinois in 1969. Mr. Giffhorn is also a director and chairman of the audit committee of DND Technologies, Inc., a publicly held company.

CARLTON M. JOHNSON, JR. Mr. Johnson is in-house legal counsel for Swartz Investments, LLC, a position he has held since June 1996. Mr. Johnson has been admitted to the practice of law in Alabama since 1986, Florida since 1982 and Georgia since 1997. He has been a shareholder in the Pensacola, Florida NJ rated law firm of Smith, Sauer, DeMaria Johnson and as President-Elect of the 500 member Escambia-Santa Rosa Bar Association. He also served on the Florida Bar Young Lawyers Division Board of Governors. Mr. Johnson earned a degree in History/Political Science at Auburn University and Juris Doctor at Samford University - Cumberland School of Law. Mr. Johnson is also a director and member of the audit committee of Peregrine Pharmaceuticals, Inc., a publicly held company.

DAVID H. POHL. Mr. Pohl served as an officer of the Company from January 2001 to March 2002. He was elected President and Chief Executive Officer on June 13, 2005. Except for his service with the Company, Mr. Pohl has been in the private practice of law counseling business clients since 1997, and from 1995 to 1996 was Special Counsel to the Ohio Attorney General regarding investments in entrepreneurial firms by state pension funds. Previously he was a senior attorney with a large U.S. law firm, and held positions as a senior officer and general counsel in large financial services corporations. Mr. Pohl earned a J.D. degree in 1962 from the Ohio State University College of Law, and also holds a B.S. in Administrative Sciences from Ohio State. Mr. Pohl is also a director and member of the audit committee of Peregrine Pharmaceuticals, Inc., a publicly held company.

THOMAS J. SWEENEY. Mr. Sweeney became the Company’s Chief Financial Officer on August 3, 2005. Since 2000, Mr. Sweeney has been a Partner in the San Diego office of Tatum CFO Partners, a national financial services firm. While a Partner of Tatum and for three and one-half years, Mr. Sweeney served as the Chief Financial Officer of New Visual Corporation, a publicly held development stage company in the telecommunications industry with more than 8,000 shareholders. Also while with Tatum, he served as the Chief Financial Officer of Mitchell International, Inc., a 700 person firm that is a provider of information software, print publications and total business solutions. Also while with Tatum, Mr. Sweeney worked in Johannesburg and Cape Town, South Africa on a project basis for an investment group that was organized under Astrata Group, Inc., a publicly held U.S. company, as it completed acquisitions of satellite technology subsidiaries. Earlier in his career Mr. Sweeney worked as an auditor for Ernst & Young LLP, where he earned his CPA certificate, and he also worked for the international consulting firm of McKinsey & Company. Mr. Sweeney earned his B.B.A. and M.B.A. degrees from The University of Texas at Austin and is a member of the American Institute of CPA’s.

JAMES TURLEY. Since joining CMP Media LLC in March 2004, Mr. Turley has served as the Editor-in-Chief of Embedded Systems Design, a global magazine for high-tech developers and managers, and Conference Chairman of the Embedded Systems Conferences, a series of electronics design shows. In addition, since August 2001, Mr. Turley has managed his own technology consulting and analysis business, Silicon Insider. From 1999 to 2001, he served as Senior Vice President of Marketing for ARC International, a microprocessor intellectual property company based in the UK. Mr. Turley has authored seven books on microprocessor chips, semiconductor intellectual property, computers, and silicon technology. He also serves on the board of directors and/or technical advisory boards of several high-tech companies in the U.S. and Europe.

Vote Required; Board Recommendation

Directors are elected by plurality vote, meaning that (should there be more nominees than seats available) the nominees who receive the most votes will be elected for the term nominated, even if the number of votes received by any one or more nominees is less than a majority of the votes cast. Cumulative voting is not allowed in the election of directors. The Board recommends a vote in favor of each nominee set forth above.

BOARD OF DIRECTORS AND COMMITTEES

Director Attendance

During the fiscal year ended May 31, 2005, the Board held a total of 20 meetings. During the 2005 fiscal year, each of the directors of the Company attended at least 75% of the aggregate of (i) the total number of Board meetings and (ii) the total number of meetings held by all committees of the Board on which such director served during 2005. The Board expects all directors to attend its annual stockholder meetings; all of its directors attended the annual meeting of stockholders in 2005.

Committees of the Board of Directors

Audit Committee

The Audit Committee reviews the audit and control functions of the Company, the Company’s accounting principles, policies and practices and financial reporting, the scope of the audit conducted by the Company’s auditors, the fees and all non-audit services of the independent auditors and the independent auditors’ opinion and letter of comment to management and management’s response thereto. During the last fiscal year, the Audit Committee held three meetings.

Audit Committee Report

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933 (“Securities Act”) or the Exchange Act that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission (“SEC”), in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

Membership and Role of the Audit Committee

The Audit Committee is appointed by the Board. The Audit Committee operates under a written charter adopted by the Board, a copy of which was attached as an appendix to the Company’s 2003 Proxy Statement.

The primary function of the Audit Committee is to provide advice to the Board with respect to the Company’s financial matters and to assist the Board in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The Audit Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system;
•	Review and appraise the audit efforts of the Company’s independent accountants;
•	Evaluate the Company’s quarterly financial performance as well as its compliance with laws and regulations;
•	Oversee management’s establishment and enforcement of financial policies and business practices; and
•	Provide an open avenue of communication among the independent accountants, financial and senior management, counsel, and the Board.

The Audit Committee has considered whether the non-audit services provided by the Company’s auditors in connection with the fiscal year ended May 31, 2005 were compatible with the auditors’ independence.

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended May 31, 2005 with management. The Audit Committee has discussed with Mayer Hoffman McCann P.C. (“Mayer Hoffman”), the Company’s independent public accountants for the fiscal year ended May 31, 2005, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified, for the fiscal year ended May 31, 2005.

The Audit Committee has also received the written disclosures and the letter from Mayer Hoffman required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of Mayer Hoffman with that firm.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended May 31, 2005 for filing with the SEC.

The Audit Committee currently consists of two outside directors. Each member of the Audit Committee is independent as defined under the NASDAQ listing standards.

Audit Committee:

Gloria H. Felcyn, Chairperson
Carlton M. Johnson, Jr.

Compensation Committee

The Compensation Committee reviews and recommends to the Board the salaries, bonuses and perquisites of the Company’s executive officers. The Compensation Committee also reviews and recommends to the Board any new compensation or retirement plans and administers the Company’s 1992, 1996, 2001 and 2003 Stock Option Plans. During the last fiscal year, the Compensation Committee held six meetings.

Compensation Committee Report

Membership and Role of The Compensation Committee. The Compensation Committee consists of three non-employee directors, each of whom is independent as defined under the NASDAQ listing standards and by the SEC. The Compensation Committee approves the compensation for any executive officer who also serves as a director of the Company, and acts on such other matters relating to their compensation, as it deems appropriate. During fiscal year 2005, Mr. Giffhorn, the Company’s former Chief Financial Officer and Secretary, was the only executive officer who was also a director of the Company. Beginning October 2002, the Compensation Committee has also approved the compensation for the Company’s other executive officers and acts on such other matters relating to their compensation, as it deems appropriate. With respect to all eligible recipients except members of the Compensation Committee, the Compensation Committee also administers the Company’s 1992, 1996, 2001 and 2003 Stock Option Plans and determines the participants in the Plans and the amount, timing and other terms and conditions of awards under these plans. The Board as a whole exercises these responsibilities with respect to members of the Compensation Committee as eligible recipients under these plans.

Compensation Philosophy And Objectives. The Compensation Committee is committed to the general principle that overall executive compensation should be commensurate with corporate performance and the performance of the individual executive officers, and the attainment of predetermined corporate goals. The primary objectives of the Company’s executive compensation program are to:

•	reward the achievement of desired corporate and individual performance goals;
•	provide compensation that enables the Company to attract and retain key executives; and
•	provide compensation opportunities that are linked to Company performance and that directly link the interests of executives with the interests of stockholders.

The Company’s executive compensation program provides a level of compensation opportunity that is competitive for companies in comparable industries and of comparable development, complexity and size. In determining compensation levels, the Compensation Committee considers a number of factors, including corporate performance, both separately and in relation to other companies competing in the Company’s markets, the individual performance of each executive officer, comparative compensation surveys concerning compensation levels and stock grants at other companies, the Company’s historical compensation levels and stock awards, and the overall competitive environment for executives and the level of compensation necessary to attract and retain key executives. Compensation levels may be greater or less than competitive levels in comparable companies based upon factors such as annual and long-term corporate and individual performance.

Executive Compensation Program Components. The Company’s executive compensation program consists of base salary, bonuses and long-term incentive compensation in the form of stock options. The particular elements of compensation program are discussed more fully below.

Base Salary. Base salary levels of executives are determined by the potential impact of the individual on the Company and corporate performance, the skills and experience required by the position, the individual performance and potential of the executive, and market data for comparable positions in companies in comparable industries and of comparable development, complexity and size. Base salaries for executives are generally evaluated and adjusted annually. The Compensation Committee has the discretionary authority to adjust such base level salaries based on the Company’s actual and projected performance, including factors related to revenue and profitability. In considering the performance of the Company in fiscal year 2005 in relation to the performance of other companies in its industry generally, the Company feels that the current compensation levels of its executive officers is appropriate.

Bonuses. The Company may also pay bonuses to executive officers. As a result of operating losses through the end of fiscal year 2005, the Company has not paid any bonuses to its executive officers.

Long-Term Incentive Compensation. The Company uses stock options to enable key executives to participate in a meaningful way in the Company’s success and to link their interests directly with those of stockholders. The number of stock options the Company granted to executives is based upon a number of factors, including base salary level and how such base salary level relates to those of other companies in the Company’s industry, the number of options previously granted, and individual and corporate performance during the year. For further detail regarding the options granted to the Company’s named executive officers, reference the section regarding “Option Grants” contained in this Proxy Statement.

Section 162(m). The Omnibus Reconciliation Act of 1993 added Section 162(m) to the Code limiting corporate deductions to $1,000,000 for certain compensation paid to the chief executive officer and each of the four other most highly compensated executives of publicly held companies. The Company does not believe that it will pay “compensation” within the meaning of Section 162(m) to such executive officers in excess of $1,000,000 in the foreseeable future. Therefore, the Company does not have a policy at this time regarding qualifying compensation paid to its executive officers for deductibility under Section 162(m), but will formulate a policy if compensation levels ever approach $1,000,000.

Compensation Committee:

Carlton M. Johnson, Chairperson
Gloria H. Felcyn
Helmut Falk, Jr.

Nominating Committee

On August 28, 2003, the Board created the Nominating Committee and approved the Nominating Committee Charter, a copy of which was attached as an appendix to the 2005 Proxy Statement. The members of the Nominating Committee are Carlton M. Johnson, David H. Pohl and Lowell W. Giffhorn.

The Nominating Committee reviews and recommends to the Board for nomination candidates for election to the Board. Shareholders desiring to recommend nominees must submit proposals to the Corporate Secretary in accordance with established procedures set forth in the section entitled, “Shareholder Proposals and Communications” below. The Nominating Committee has a policy with respect to director candidates that applies whether the recommendations are made by stockholders or the committee. Certain qualifications and considerations that the Nominating Committee takes into account include whether candidates possess such attributes and experience as are necessary to provide a broad range of characteristics, including diversity, management skills, financial, technological and business experience, as well as whether such candidates are able to commit the requisite time for preparation and attendance at regularly scheduled meetings and to participate in other matters necessary for good corporate governance. During the last fiscal year, the Nominating Committee did not hold any meetings. The entire Board acted in lieu of the Nominating Committee and in accordance with the policies that apply to the Nominating Committee.

Mr. Pohl is currently an officer of the Company and because Mr. Giffhorn was an officer of the Company until June 2005, neither Mr. Pohl nor Mr. Giffhorn are considered to be an independent director under NASDAQ listing standards. Mr. Johnson is an independent director under NASDAQ listing standards. Because of the small number of independent directors serving on the Board, the Board appointed Messrs. Pohl and Giffhorn to serve on the Nominating Committee.

Compensation of Directors

During the fiscal year ended May 31, 2005, options to purchase shares of Common Stock were issued to directors in respect of their service as directors in the following amounts: (i) options to acquire 200,000 shares to each of Mr. Pohl, Ms. Felcyn and Mr. Falk, (ii) options to acquire 300,000 shares to Mr. Johnson, and (iii) options to acquire 100,000 shares to Mr. Giffhorn. During the first quarter of the fiscal year ending May 31, 2006, the Company paid $60,000 to each of Mr. Pohl and Mr. Johnson, $40,000 to Ms. Felcyn and $10,000 to Mr. Falk. During the first quarter of the fiscal year ending May 31, 2006, options to purchase 500,000 shares of Common Stock were issued to each of Mr. Pohl and Mr. Johnson, options to purchase 250,000 shares of Common Stock were issued to Ms. Felcyn, and options to purchase 100,000 shares of Common Stock were issued to Mr. Falk. On February 3, 2006, the Board adopted a resolution which provides that each director will be paid compensation of $3,000 per month for his or her service as a director. The Company began making payments in February 2006. Expenses of the Company’s directors in connection with the attendance of Board or committee meetings and company related activities are reimbursed by the Company.

Transactions With Directors, Executive Officers and Principal Shareholders

There were no transactions, or series of transactions during 2005 and 2004, nor are there any currently proposed transactions, or series of transactions, to which the Company is a party, in which the amount exceeds $60,000, and in which to its knowledge any director, executive officer, nominee, five percent or greater stockholder, or any member of the immediate family of any of the foregoing persons, has or will have any direct or indirect material interest other than as described below.

From June 10, 2002 through August 23, 2002, the Company issued to Gloria Felcyn, Trustee of the Helmut Falk Family Trust, two 8% Convertible Debentures with accumulative principal balances of $275,000 due June 10, 2004 through August 23, 2004. The initial exercise prices ranged from $0.0727 to $0.08616 and were subject to a downward revisions if the price of the Common Stock was lower on any three month anniversary of the debentures or on the date that a statement registering the resale of the Common Stock issuable upon conversion of the debentures becomes effective. Also, in conjunction with the debentures, the Company issued five year warrants to purchase up to 4,102,431 shares of the Common Stock at an initial exercise prices ranging from $0.0727 to $0.08616 subject to reset provisions on each six month anniversary of the issuance of the warrants. If the price of the Common Stock is in excess of $0.20 per share, Ms. Felcyn has a two year option to purchase up to an additional $275,000 of 8% Convertible Debentures on the same terms. Ms. Felcyn converted the debentures into 6,810,102 shares of Common Stock in July and November 2003 and exercised the warrants into 4,102,431 shares of Common Stock in July 2003 and January 2004.

During October 2002 through December 2002, the Company entered into three 8% short-term notes with Gloria Felcyn, the trustee for the Falk Family Trust, aggregating $180,000 with initial maturity dates ranging from January 1 to January 31, 2003. In July 2003, the Company issued a new 8% short-term note in the amount of $200,354 with a maturity date of October 7, 2003 in exchange for cancellation of the three 8% short term notes issued in October through December 2002, the accrued interest on the cancelled notes and an additional $10,000 in cash. In January 2004, as part of the exercise of the warrants, the $200,354 note was exchanged for four $25,000 6% notes and shares of Common Stock which were issued to the beneficiaries of the trust. The 6% notes had a maturity date of September 1, 2005.

During the past five years, no director, executive officer or nominee for the Board has been involved in any legal proceedings that are material to an evaluation of their ability or integrity to become a director or executive officer of the Company.

Other than as discussed below, there are no material proceedings adverse to the Company in which any director, executive officer, or nominee for the Board has a material interest adverse to the Company. On September 23, 2005, Lowell Giffhorn, a former executive officer and a current director of the Company submitted a demand for arbitration with the American Arbitration Association related to the termination of Mr. Giffhorn's employment with the Company. Mr. Giffhorn asserts that the termination of his employment with the Company was unlawful, retaliatory, wrongful, violated public policy, violated the covenant of good faith and fair dealing and violated securities laws. Mr. Giffhorn is seeking damages of $1,500,000 in connection with his claims. The Company intends to vigorously defend itself with regard to these claims. Despite the inherent uncertainties of litigation, the Company does not believe that the foregoing will have a material adverse impact on its financial condition, results of operations, or cash flows.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a).

Based solely on the Company’s review of copies of the Forms 3 and 4 and amendments thereto furnished to the Company by the persons required to make such filings during the 2005 fiscal year, and Forms 5 and amendments thereto furnished to the Company with respect to the 2005 fiscal year and the Company’s own records, the Company believes, that from the period June 1, 2004 through May 31, 2005, Mr. Pohl, Ms. Felcyn and Mr. Giffhorn each failed to file timely one Form 4 with the SEC to report changes in beneficial ownership.

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth the compensation, for the years indicated, of the Company’s chief executive officer and the most highly compensated executive officers whose salary and bonus exceeded $100,000 (each a “Named Officer”).

Long Term Compensation
		Annual Cash Compensation		Awards	Payouts
Name and Principal Position	Fiscal Year	Salary ($)(1)		Securities Underlying Options (#)	All other compensation

Jeffrey E. Wallin (2) President & CEO	2005 2004 2003	$ $ $	146,317 145,933 127,650	250,000 673,000 250,000	None None None

Lowell W. Giffhorn (3) Exec. VP, CFO & Secy.	2005 2004 2003	$ $ $	148,227 148,800 150,779	650,000 239,000 115,000	None None None

Patrick O. Nunally VP and CTO	2005 2004 2003	$ $ $	122,734 180,000 189,521	200,000 173,000 400,000	None None $52,500	(4)

(1) Includes cash compensation of $400 per month for car allowance.
(2) Mr. Wallin left the Company in June 2005. He was replaced by Mr. David H. Pohl who became the Company’s President and CEO on June 13, 2005.
(3) Mr. Giffhorn left the Company in June 2005. He was replaced by Mr. Thomas J. Sweeney who became the Company’s CFO on August 3, 2005.
(4) Amount represents payments through November 30, 2002 to Dr. Nunally for assignments to the Company of intellectual property rights. The rights were returned to Dr. Nunally in April 2003.

The Company maintains employee benefits that are generally available to all of its employees, including medical, dental and life insurance benefits and a 401(k) retirement savings plan. The Company did not make any matching contributions under the 401(k) plan for any of the above Named Officers during the fiscal years ended May 31, 2005, 2004 or 2003.

Option Grants

The following table sets forth certain information concerning stock options granted to the Named Officers during the year ended May 31, 2005, pursuant to the Company’s 1992, 1996, 2001 and 2003 Stock Option Plans.

Name	Number of Securities Underlying Options Granted		% of Total Options Granted to Employees in FY	Exercise Price	Expiration Date
Jeffrey E. Wallin	250,000	(1)	14.0%	$0.102	2/16/2010
Lowell W. Giffhorn	300,000	(1)	16.8%	$0.038	9/01/2009
	100,000	(2)	5.6%	$0.0745	12/15/2009
	250,000	(1)	14.0%	$0.102	2/16/2010
Patrick Nunally	200,000	(3)	11.2%	$0.102	7/25/2005

(1) Options are fully vested.
(2) Options are fully vested and were granted in recognition of his service on the Board.
(3) Options expired three months after termination of employment without being exercised.

The following table sets forth certain information with respect to the Named Officers concerning exercised and unexercised stock options held as of May 31, 2005.

Name	Shares Acquired on Exercise	Value Realized	Number of Unexercised Options Held at May 31, 2005		Value of Unexercised In-The-Money Options at May 31, 2005
			Exercisable	Unexercisable	Exercisable	Unexercisable
Jeffrey E. Wallin	—	$—	2,020,000	—	$118,875	$—
Lowell W. Giffhorn	—	$—	1,120,000	—	$82,550	$—
Patrick Nunally	400,000	$15,000	600,000	—	$19,600	$—

The fair market value of the unexercised in-the-money options at May 31, 2005 was determined by subtracting the option exercise price from the last sale price as reported on the OTC Bulletin Board on May 31, 2005, $0.15.

The Company has not awarded stock appreciation rights to any of its employees. The Company has no long-term incentive plans.

Employment Contracts

The Company had a consulting agreement dated March 18, 2004 with San Diego Millennia Consultants, Inc. whereby San Diego Millennia Consultants agreed to provide the services of Mr. Wallin to be the President and Chief Executive Officer of the Company. Mr. Wallin’s employment with the Company ended on June 12, 2005, and the Company’s agreement with San Diego Millennia Consultants terminated on that date. In September 2005, the Company agreed to pay Mr. Wallin approximately $148,700 in full settlement of all amounts owed to him under the consulting agreement.

The Company had an employment agreement dated September 1, 2004 with Mr. Giffhorn providing for his employment as Executive Vice President and Chief Financial Officer. Mr. Giffhorn’s employment with the Company ended on June 13, 2005. The Company did not pay Mr. Giffhorn any severance compensation or otherwise in connection with his termination of employment. The Company is currently in an arbitration proceeding adverse to Mr. Giffhorn related to the termination of his employment. See, “Transactions With Directors, Executive Officers and Principal Shareholders,” above.

The Company entered into an employment agreement dated June 1, 2004, as amended on July 12, 2004, with Dr. Nunally providing for his employment as the Chief Technical Officer of the Company. Pursuant to the terms of the employment agreement, Dr. Nunally’s employment with the Company terminated on May 31, 2005.

The Company has an employment agreement with Mr. Sweeney. Under the terms of the agreement, Mr. Sweeney is paid a salary of $1125 per day, subject to increase in the Company’s sole discretion. Mr. Sweeney is also entitled to a cash bonus, stock options and severance pay, in each case, as may be determined by the Compensation Committee in its sole discretion. During the course of Mr. Sweeney’s employment with the Company, Mr. Sweeney remains a partner of Tatum CFO Partners, LLP. As a partner of Tatum, Mr. Sweeney is to share with Tatum a portion of his economic interest in any stock options or equity bonus that the Company may pay him, to the extent specified in the Part-Time Engagement Resources Agreement between the Company and Tatum. Mr. Sweeney is eligible for any Company employment retirement and/or 401(k) plan and for vacation and holidays consistent with the Company's policy as it applies to senior management. Either party may terminate the employment relationship upon at least 30 days' prior written notice, unless the Company has not remained current in its obligations under the employment agreement or the Part-Time Engagement Resources Agreement or if the Company engages in or asks Mr. Sweeney to engage in or to ignore any illegal or unethical conduct, in which case Mr. Sweeney may terminate his employment immediately.

Equity Compensation Plan Information

The Company’s stockholders previously approved each of the Company’s 1992, 1996, 2001 and 2003 Stock Option Plans. The following table sets forth certain information concerning aggregate stock options authorized for issuance under the Company’s 1992, 1996, 2001 and 2003 Stock Option Plans as of May 31, 2005. Shares of common stock issuable on the exercise of warrants have not been approved by the Company’s stockholders and, accordingly, have been segregated in the table below.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans

Equity compensation plans approved by security holders	7,148,000	$0.13	5,852,000

Equity compensation plans not approved by security holders	109,122,581	$0.04	-

Total	116,570,581	$0.05	5,852,000

INDEPENDENT PUBLIC ACCOUNTANTS

On November 21, 2005, the Company received notice from Mayer Hoffman McCann P.C. (“Mayer Hoffman”), that they resigned effective November 21, 2005, as the Company's independent registered accounting firm. Mayer Hoffman's reports on the consolidated financial statements of the Company and its subsidiaries for the two most recent fiscal years ended May 31, 2005, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except only that their report for the fiscal year ending May 31, 2004 was modified as to an uncertainty regarding the Company's ability to continue as a going concern.

On November 21, 2005, the Executive Committee of the Board, upon the recommendation of the Audit Committee, elected to engage Corbin & Company LLP (“Corbin”) to serve as the Company's independent registered accounting firm. On November 23, 2005, the Company was informed that it had been accepted as a client of Corbin.

During the Company's two most recent fiscal years ended May 31, 2005 and the subsequent interim period through November 23, 2005, there were no disagreements between the Company and Mayer Hoffman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Mayer Hoffman's satisfaction, would have caused them to make reference to the subject matter of the disagreement in their reports on the financial statements for such years.

The Company has authorized Mayer Hoffman to respond fully to the inquiries of Corbin concerning their resignation and has provided Mayer Hoffman with a copy of the foregoing disclosures. Attached as Exhibit 16 to the Company’s Current Report on Form 8-K filed with the SEC on November 28, 2005, is a copy of Mayer Hoffman's letter, dated November 28, 2005, stating its agreement with the statements related to it.

During the Company's two most recent fiscal years ended May 31, 2005, and the subsequent interim period through November 23, 2005, the Company did not consult Corbin with respect to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters of reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B.

To help ensure the independence of the Company’s independent auditor, the Audit Committee has approved and adopted a Policy on Engagement of Independent Auditor, which is available on the Company’s web site at www.ptsc.com.

Pursuant to the Policy on Engagement of Independent Auditor, the Audit Committee is directly responsible for the appointment, compensation and oversight of the independent auditor. The Audit Committee preapproves all audit services and non-audit services to be provided by the independent auditor. The Audit Committee may delegate to one or more of its members the authority to grant the required approvals, provided that any exercise of such authority is presented at the next Audit Committee meeting for ratification.

Each audit, non-audit and tax service that is approved by the Audit Committee will be reflected in a written engagement letter or writing specifying the services to be performed and the cost of such services, which will be signed by either a member of the Audit Committee or by an officer of the Company authorized by the Audit Committee to sign on behalf of the Company.

The Audit Committee will not approve any prohibited non-audit service or any non-audit service that individually or in the aggregate may impair, in the Audit Committee’s opinion, the independence of the independent auditor.

In addition, since January 1, 2003, the Company’s independent auditor may not provide any services to officers of the Company or Audit Committee members, including financial counseling or tax services.

Audit Fees

During the fiscal years ended May 31, 2005 and 2004, the aggregate fees billed by the Company’s principal accountant for professional services rendered for the audit of the Company’s annual financial statements and review of its financial statements included in the Company’s Form 10-QSB, and audit services provided in connection with other statutory or regulatory filings were $105,900 and $83,500, respectively.

Audit-Related Fees

During the fiscal year ended May 31, 2004, the aggregate fees billed by the Company’s principal accountant for assurance and related services reasonably related to the performance of the audit or review of the Company’s financial statements that are not reported under “Audit Fees” were $30,108, which were primarily for review of registration and proxy statements. No such fees were billed during the fiscal year ended May 31, 2005.

Tax Fees

During the fiscal years ended May 31, 2005 and 2004, the aggregate fees billed by the Company’s principal accountant for tax compliance, tax advice and tax planning rendered on behalf of the Company were $6,500 and $13,000, respectively, which related to the preparation of federal and state income tax returns.

All Other Fees

The Company’s principal accountant billed no other fees for the fiscal years ended May 31, 2005 and 2004, except as disclosed above.

SHAREHOLDER PROPOSALS AND COMMUNICATIONS

Under certain circumstances, stockholders are entitled to have the Company include stockholder proposals in its proxy statement for presentment at a meeting of stockholders. The Company intends to hold its next annual meeting of stockholders in October 2006. Stockholders who desire to have their proposal included on the Company’s proxy card and included in its proxy statement for the next annual meeting of stockholders must submit such proposals to the Company no later than August 1, 2006. Proposals received by the Company after such date will be considered untimely. Stockholder proposals should be directed to the attention of the Corporate Secretary, addressed as follows: Patriot Scientific Corporation, Mr. Thomas J. Sweeney, Corporate Secretary, 6183 Paseo del Norte, Suite 180, Carlsbad, CA 92011. The submission of a proposal does not guarantee that it will be included in the proxy statement or proxy. Shareholder proposals are subject to certain regulations and requirements under the federal securities laws.

Stockholders who intend to submit proposals to the stockholders at the next annual meeting of stockholders but intend to submit such proposals on their own, either from the floor or through their own proxy statement and proxy, must, in order for such matters to be voted upon by the stockholders, give notice of such to the Company by August 15, 2006. The persons named as proxies for the next annual meeting of stockholders will have discretionary authority to vote on any stockholder proposal not included in the Company’s proxy materials for the meeting, unless the Company receives notice of the proposal by August 15, 2006. If proper notice is received by that date, the proxy holders will not have discretionary voting authority except as provided in federal regulations governing stockholder proposals.

The Company encourages stockholders to communicate with members of the Board. Shareholders wishing to communicate with directors may send correspondence addressed as follows: Patriot Scientific Corporation, Mr. Thomas J. Sweeney, Corporate Secretary, 6183 Paseo del Norte, Suite 180, Carlsbad, CA 92011. All communications will be provided directly to the Board.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year the Company may be “householding” the Company’s Proxy Statement and Annual Report. A single proxy statement and annual report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. The Company will deliver promptly upon written or oral request a separate copy of the annual report or proxy statement to a security holder at a shared address to which a single copy of the document was delivered. If, at any time, a stockholder no longer wishes to participate in “householding” and would prefer to receive a separate proxy statement and annual report, the affected stockholder may contact Mr. Thomas J. Sweeney, Corporate Secretary, Patriot Scientific Corporation, 6183 Paseo del Norte, Suite 180, Carlsbad, CA 92011 or (760) 547-2700. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should also contact Mr. Sweeney as indicated in the preceding sentence.

FINANCIAL AND OTHER AVAILABLE INFORMATION

The Company is subject to the informational and reporting requirements of Section 13 of the Exchange Act and in accordance with those requirements files reports and other information with the SEC. Such reports and other information filed with the SEC are available for inspection and copying at the Public Reference Branch of the SEC, located at Room 1024, 450 Fifth Street N.W., Washington, DC 20549, at prescribed rates. The Company’s filings under the Exchange Act may also be accessed through the SEC’s web site (http://www.sec.gov).

The Company’s Annual Report on Form 10-KSB for the year ended May 31, 2005, including the annual statements, as filed with the SEC under the Exchange Act, constitutes the annual report to stockholders and is being mailed with this Proxy Statement. UPON REQUEST AND PAYMENT OF A REASONABLE FEE TO COVER THE COMPANY’S EXPENSES, THE COMPANY WILL FURNISH ANY PERSON WHO WAS A STOCKHOLDER OF THE COMPANY AS OF THE RECORD DATE, A COPY OF ANY EXHIBIT TO THE FORM 10-KSB FOR THE FISCAL YEAR ENDED MAY 31, 2005. ANY SUCH WRITTEN REQUEST MAY BE ADDRESSED TO THOMAS J. SWEENEY, SECRETARY, PATRIOT SCIENTIFIC CORPORATION, 6183 PASEO DEL NORTE, SUITE 180, CARLSBAD, CA 92011. THE WRITTEN REQUEST MUST CONTAIN A GOOD FAITH REPRESENTATION THAT, AS OF THE RECORD DATE, THE PERSON MAKING THE REQUEST WAS THE BENEFICIAL OWNER OF COMMON STOCK OF THE COMPANY.

OTHER MATTERS

The Board knows of no other matters to be brought before the Annual Meeting. However, if any matters other than those referred to herein should properly come before the Annual Meeting, it is the intention of the proxy holders to vote such proxy in accordance with his or her best judgment.

PATRIOT SCIENTIFIC CORPORATION

2006 STOCK OPTION PLAN

(Effective as of March 31, 2006)

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ARTICLE 5	ELIGIBILITY	7
ARTICLE 6	STOCK OPTIONS	7
6.1	Option Grant	7
6.2	Exercise Price	8
6.3	Waiting Period and Exercise Dates	9
6.4	Exercise of Option.	9
6.5	Form of Consideration	10
ARTICLE 7	DISSOLUTION OR LIQUIDATION; OR CHANGE IN CONTROL	10
7.1	Dissolution or Liquidation	10
7.2	Change in Control	11
ARTICLE 8	MISCELLANEOUS PROVISIONS	11
8.1	No Uniform Rights to Options	11
8.2	Share Certificates	11
8.3	No Rights as a Service Provider	12
8.4	No Rights as Shareholder	12
8.5	No Trust or Fund Created	12
8.6	No Fractional Shares	12
8.7	Requirement of Consent and Notification of Election Under Code § 83(b) or Similar Provision	12
8.8	Requirement of Notification Upon Disqualifying Disposition Under Code § 421(b)	12
8.9	Leaves of Absence	13
8.10	Notices	13
8.11	Non-Transferability of Options	13
8.12	Date of Grant	13
8.13	Amendment and Termination of Plan.	13
8.14	Conditions Upon Issuance of Shares.	14
8.15	Severability	14
8.16	Inability to Obtain Authority	14
8.17	Shareholder Approval	14
8.18	Governing Law	14

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PATRIOT SCIENTIFIC CORPORATION

2006 STOCK OPTION PLAN

ARTICLE 1

PURPOSE OF THE PLAN

The purpose of this Patriot Scientific Corporation 2006 Stock Option Plan is to promote the interests of Patriot Scientific Corporation and its shareholders by: (i) attracting and retaining exceptional Directors, Employees and Consultants of the Company, and (ii) enabling such individuals to participate in the long-term growth and financial success of the Company.

Accordingly, the Plan provides for the granting of Incentive Stock Options and Non-Qualified Stock Options.

ARTICLE 2

DEFINITIONS

2.1  “Administrator

” means the Board or any committee, Officer or Employee of the Company to whom the Board has delegated authority to administer the Plan.

2.2  “Affiliate

” means a “parent” or “subsidiary” corporation as defined in Code §§ 424(e) and (f), or a corporation that the Board has designated as participating in the Plan.

2.3  “Applicable Laws

” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. federal and state laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

2.4  “Awarded Stock

” means the Common Stock subject to an Option.

2.5  “Beneficially Owned” and “Beneficial Ownership

” means as set forth in Rule 13d-3 of the Exchange Act, provided that the exercise of voting rights by a nominee or proxy holder of the Board in connection with a meeting or proposed action by shareholders of the Company shall not be deemed to constitute such ownership and any ownership or voting power of the trustee under an employee benefit plan of the Company shall not be deemed to constitute such ownership.

2.6  “Board

” means the board of directors of the Company.

2.7  “Change in Control

” means the occurrence of any of the following events:

(a)  the shareholders of the Company approve a merger or consolidation of the Company with any other entity such that after the transaction more than fifty percent (50%) of the outstanding “Voting Securities” (defined as securities the holders of which are entitled to vote for the election of Directors) of the surviving entity would be Beneficially Owned by “Persons” (as such term is used in §§ 13(d) and 14(d) of the Exchange Act) who did not Beneficially Own “Voting Securities” of the Company prior to the transaction;

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(b)  Directors who were members of the Board immediately prior to a meeting of the shareholders of the Company which meeting involves a contest for the election of at least one directorship, do not constitute at least a majority of the Directors following such meeting or election;

(c)  an acquisition, directly or indirectly, of more than fifty percent (50%) of the outstanding shares of any class of “Voting Securities” of the Company by any “Person;”

(d)  the shareholders of the Company approve a sale of all or substantially all of the assets of the Company or the liquidation of the Company; or

(e)  there is a change, during any period of two consecutive years or less of a majority of the Board as constituted as of the beginning of such period, unless the election of each Director who is not a Director at the beginning of such period was approved by a vote of at least two-thirds of the Directors then in office who were Directors at the beginning of the period.

Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred in the event the Company forms a holding company as a result of which the holders of the Company’s “Voting Securities” immediately prior to the transaction, hold, in approximately the same relative proportions as they held prior to the transaction, substantially all of the “Voting Securities” of a holding company owning all of the Company’s “Voting Securities” after the completion of the transaction.

2.8  “Code” means the Internal Revenue Code of 1986, as amended, and the Treasury regulations promulgated thereunder. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

2.9  “Common Stock” means the common stock of the Company.

2.10  “Company” means Patriot Scientific Corporation, a Delaware corporation.

2.11  “Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to render services to such entity.

2.12  “Director” means a member of the Board.

2.13  “Disability” means total and permanent disability as defined in Code § 22(e)(3), provided that in the case of Non-Qualified Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

2.14  “Effective Date” means, as of March 31, 2006, provided that the Plan is approved by the shareholders of the Company on or within twelve (12) months of such date.

2.15  “Employee” means any person, including Officers and Directors, employed by the Company or an Affiliate. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

2.16  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

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2.17  “Exchange Program” means a program under which: (i) outstanding Options are surrendered or cancelled in exchange for Options of the same type (which may have lower exercise prices and/or different terms), Options of a different type, and/or cash; or (ii) the exercise price of an outstanding Option is reduced. The terms and conditions of any Exchange Program will be determined by the Administrator in its sole discretion.

2.18  “Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

(a)  If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market or the NASDAQ SmallCap Market of the NASDAQ Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b)  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock will be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c)  In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

Notwithstanding the preceding, for federal, state, and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

2.19  “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Code § 422 and the Treasury regulations promulgated thereunder.

2.20  “Non-Qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

2.21  “Officer” means a person who is an officer of the Company within the meaning of § 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.22  “Option” means an Incentive Stock Option or a Non-Qualified Stock Option or both, as the context requires.

2.23  “Option Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Option granted under the Plan. The Option Agreement is subject to the terms and conditions of the Plan.

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2.24  “Participant” means the holder of an outstanding Option granted under the Plan.

2.25  “Plan” means this Patriot Scientific Corporation 2006 Stock Option Plan, as amended from time to time.

2.26  “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

2.27  “Section 16(b)” means Section 16(b) of the Exchange Act.

2.28  “Service Provider” means an Employee, Director or Consultant.

2.29  “Share” means a share of the Common Stock, as adjusted in accordance with Section 4.3 and Article 7 of the Plan.

ARTICLE 3
PLAN ADMINISTRATION

3.1  Procedure.

(a)  Board’s Delegation. The Board may delegate administration of the Plan to a committee(s). If administration is delegated to a committee, the committee shall have, in connection with the administration of the Plan, the powers possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of this Plan, as may be adopted from time to time by the Board. The Board may abolish the committee at any time and revest in the Board the administration of the Plan. Different committees with respect to different groups of Service Providers may administer the Plan.

(b)  Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(c)  Delegation of Authority for Day-to-Day Administration. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

3.2  Powers of the Administrator

. Subject to the provisions of the Plan, and in the case of a committee, subject to the specific duties delegated by the Board to such committee, the Administrator will have the authority, in its discretion:

(a)  To determine the Fair Market Value.

(b)  To select the Service Providers to whom Options may be granted hereunder.

(c)  To determine the number of Shares to be subject to each Option granted hereunder.

(d)  To approve forms of agreement for use under the Plan.

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(e)  To determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Option or the Shares relating thereto, based in each case on such factors as the Administrator will determine in its sole discretion.

(f)  To reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted.

(g)  To institute an Exchange Program.

(h)  To construe and interpret the terms of the Plan and Options granted pursuant to the Plan, and to establish, amend and revoke rules and regulations for its administration.

(i)  To prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable foreign tax laws.

(j)  To modify or amend each Option (subject to Section 8.13(c) of the Plan), including the discretionary authority to extend the post-termination exercise period of Options longer than is otherwise provided for in the Plan.

(k)  To allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Option that number of Shares or cash having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of any Shares to be withheld will be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose will be made in such form and under such conditions as the Administrator may deem necessary or advisable.

(l)  To authorize any person to execute on behalf of the Company any instrument required to affect the grant of an Option previously granted by the Administrator.

(m)  To allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Option.

(n)  To determine whether Options will be settled in Shares, cash or in any combination thereof.

(o)  To establish a program whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Options under the Plan.

(p)  To impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Option, including without limitation, (i) restrictions under an insider trading policy, and (ii) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

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(q)  To make all other determinations deemed necessary or advisable for administering the Plan.

3.3  Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Options.

ARTICLE 4
STOCK SUBJECT TO THE PLAN

4.1  Stock Subject to the Plan. Subject to the provisions of this Article 4 and Article 7 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is five million (5,000,000), of which the maximum number of Shares that may be delivered pursuant to Incentive Stock Options granted under the Plan shall be three million (3,000,000). The Shares may be authorized and unissued, or reacquired Common Stock. Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Option that is paid in cash. Upon payment in Shares pursuant to the exercise of an Option, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If a Participant pays the exercise price (or purchase price, if applicable) of an Option through the tender of Shares, or if Shares are tendered or withheld to satisfy any withholding obligations of the Company, the number of Shares so tendered or withheld shall again be available for issuance pursuant to future Options under the Plan.

4.2  Lapsed Option. If any outstanding Option expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Option subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Option or such forfeited or repurchased Shares shall again be available for grant under the Plan.

4.3  Adjustments for Changes in Capitalization and Similar Events. In the event the Administrator determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Administrator in its discretion to be appropriate or desirable, then the Administrator shall:

(a)  in such manner as it may deem equitable or desirable, adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Options may be granted, including (1) the aggregate number of Shares that may be delivered pursuant to Options granted under the Plan, as provided in Section 4.1 of the Plan, and (2) the maximum number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Options may be granted to any Participant in any fiscal year of the Company, and (ii) the terms of any outstanding Option, including (1) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Options or to which outstanding Options relate, and (2) the exercise price with respect to any Option; or

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(b)  if deemed appropriate or desirable, make provision for a cash payment to the holder of an outstanding Option in consideration for the cancellation of such Option, including, a cash payment to the holder of such Option in consideration for the cancellation of such Option in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Administrator) of the Shares subject to such Option over the aggregate exercise price of such Option (it being understood that, in such event, any Option having a per Share exercise price equal to, or in excess of, the Fair Market Value of a Share subject to such Option may be cancelled and terminated without any payment or consideration therefor).

Any such adjustments under this Section 4.3 shall be made by the Administrator in its absolute discretion, and the decision of the Administrator shall be final, binding and conclusive. Any Shares issuable as a result of any such adjustment shall be rounded to the next lower whole Share; no fractional Shares shall be issued. At all times the conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company.”

4.4  Substitute Options. Options may, in the discretion of the Administrator, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company and any Affiliate or a company acquired by the Company or with which the Company combines (“Substitute Awards”). The number of Shares underlying any Substitute Awards shall be counted against the aggregate number of Shares available for Options under the Plan; provided, however, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding Options previously granted by an entity that is acquired by the Company or its Affiliate through a merger or acquisition shall not be counted against the aggregate number of Shares available for Options under the Plan; provided further, however, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding stock options intended to qualify for special tax treatment under Code §§ 421 and 422 that were previously granted by an entity that is acquired by the Company or an Affiliate through a merger or acquisition shall be counted against the aggregate number of Shares available for Incentive Stock Options under the Plan.

ARTICLE 5
ELIGIBILITY

Any Director, Employee or Consultant of the Company and any Affiliate shall be eligible to be designated a Participant in the Plan for purposes of receiving Options. However, Incentive Stock Options may be granted only to Employees.

ARTICLE 6
STOCK OPTIONS

6.1  Option Grant. Subject to the provisions of the Plan, the Administrator shall have sole and plenary authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, whether the Option will be an Incentive Stock Option or a Non-Qualified Stock Option and the conditions and limitations applicable to the vesting and exercise of the Option. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Code § 422 and any regulations related thereto, as may be amended from time to time. All Options granted under the Plan shall be Non-Qualified Stock Options unless the applicable Option Agreement expressly states that the Option is intended to be an Incentive Stock Option. If an Option is intended to be an Incentive Stock Option, and if for any reason such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such non-qualification, such Option (or portion thereof) shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan, provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to Non-Qualified Stock Options.

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(a)  Term of Option. The term of each Option will be stated in the Option Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

(b)  $100,000 Limitation for Incentive Stock Options. Each Option will be designated in the Option Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Affiliate) exceeds $100,000, such Options will be treated as Non-Qualified Stock Options. For purposes of this Section 6.1(b), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares are granted.

6.2  Exercise Price. Except as otherwise established by the Administrator at the time an Option is granted and set forth in the applicable Option Agreement, the exercise price of each Share covered by an Option shall be not less than one-hundred percent (100%) of the Fair Market Value of such Share (determined as of the date the Option is granted); provided, however, that in the case of an Incentive Stock Option granted to an Employee who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company and any Affiliate, the per Share exercise price shall be no less than one-hundred, ten percent (110%) of the Fair Market Value per Share on the date of the grant. Options are intended to qualify as “qualified performance-based compensation” under Code § 162(m).

Notwithstanding the foregoing, Options may be granted with an exercise price of less than one-hundred percent (100%) of the Fair Market Value per Share on the date of grant if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Code § 424(a) (involving a corporate reorganization).

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6.3  Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

6.4  Exercise of Option.

(a)  Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Awarded Stock, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Articles 4 and 7 of the Plan or the applicable Option Agreement.

Exercising an Option in any manner will decrease the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)  Termination of Relationship as Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination of relationship as Service Provider.

(c)  Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination.

(d)  Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Option Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death.

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(e)  Buyout Provisions. The Administrator shall have the right to buy out for a payment in cash an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made. Additionally, the Administrator shall have the right to buy out for a payment in cash Awarded Stock based on the terms and conditions set forth in the Option Agreement, if any.

(f)  Reversion to Plan. Unless otherwise provided by the Administrator, if on the date of termination, Disability or death as provided in Sections 6.4(b), (c), and (d) of the Plan, Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan following the Participant’s termination, Disability or death. As to the vested portion, if the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

6.5  Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. To the extent permitted by Applicable Laws, consideration may consist entirely of: (i) cash; (ii) check; (iii) promissory note; (iv) other Shares which meet the conditions established by the Administrator to avoid adverse accounting consequences (as determined by the Administrator); (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; (vi) a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant’s participation in any Company-sponsored deferred compensation program or arrangement; (vii) any combination of the foregoing methods of payment; or (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

ARTICLE 7
DISSOLUTION OR LIQUIDATION; OR CHANGE IN CONTROL

7.1  Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Option, to the extent applicable, until ten (10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Option shall lapse one-hundred percent (100%), and that any Option vesting shall accelerate one-hundred percent (100%), provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised or vested, an Award will terminate immediately prior to the consummation of such proposed action.

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7.2  Change in Control. In the event of a Change in Control, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or Affiliate of the successor corporation. With respect to Options granted to an outside Director that are assumed or substituted for, if immediately prior to or after the Change in Control the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant, then the Participant shall fully vest in and have the right to exercise such Options as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. Unless otherwise determined by the Administrator, in the event that the successor corporation refuses to assume or substitute for the Option, the Participant shall fully vest in and have the right to exercise the Option as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option is not assumed or substituted in the event of a Change in Control, the Administrator shall notify the Participant in writing or electronically that the Option shall be exercisable for a period of up to fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the Change in Control, the option confers the right to purchase or receive, for each Share of Awarded Stock subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Affiliate, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Awarded Stock subject to the Option, to be solely common stock of the successor corporation or its Affiliate equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control. Notwithstanding anything herein to the contrary, an Option that vests, or is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Option assumption.

ARTICLE 8
MISCELLANEOUS PROVISIONS

8.1  No Uniform Rights to Options. The Company has no obligation to uniformly treat Participants or holders or beneficiaries of Options. The terms and conditions of Options and the Administrator’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.

8.2  Share Certificates. All certificates for Shares or other securities of the Company or Affiliate delivered under the Plan pursuant to any Option or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the Plan, the applicable Option Agreement or the rules, regulations and other requirements of the SEC, the NYSE or any other stock exchange or quotation system upon which such Shares or other securities are then listed or reported and any applicable Federal or state laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

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8.3  No Rights as a Service Provider. Neither the Plan nor any Option shall confer upon a Participant any right with respect to continuing his or her relationship as a Service Provider, nor shall they interfere in any way with the right of the Participant or the right of the Company or its Affiliate to terminate such relationship at any time, with or without cause.

8.4  No Rights as Shareholder. No Participant or holder or beneficiary of any Option shall have any rights as a shareholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. Except as otherwise provided in Section 4.3 or the applicable Option Agreement, no adjustments shall be made for dividends or distributions on (whether ordinary or extraordinary, and whether in cash, Shares, other securities or other property), or other events relating to, Shares subject to an Option for which the record date is prior to the date such Shares are delivered.

8.5  No Trust or Fund Created. Neither the Plan nor any Option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or Affiliate, on one hand, and a Participant or any other person, on the other. To the extent that any person acquires a right to receive payments from the Company or Affiliate pursuant to an Option, such right shall be no greater than the right of any unsecured general creditor of the Company or Affiliate.

8.6  No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Option, and the Administrator shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated or otherwise eliminated.

8.7  Requirement of Consent and Notification of Election Under Code § 83(b) or Similar Provision. No election under Code § 83(b) (to include in gross income in the year of transfer the amounts specified in Code § 83(b)) or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Option Agreement or by action of the Administrator in writing prior to the making of such election. If an Option recipient, in connection with the acquisition of Shares under the Plan or otherwise, is expressly permitted under the terms of the applicable Option Agreement or by such Administrator action to make such an election and the Participant makes the election, the Participant shall notify the Administrator of such election within ten (10) days of filing notice of the election with the IRS or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code § 83(b) or other applicable provision.

8.8  Requirement of Notification Upon Disqualifying Disposition Under Code § 421(b). If any Participant shall make any disposition of Shares delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code § 421(b) (relating to certain disqualifying dispositions) or any successor provision of the Code, such Participant shall notify the Company of such disposition within ten (10) days of such disposition.

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8.9  Leaves of Absence. Unless the Administrator provides otherwise, vesting of Options granted hereunder will be suspended during any unpaid leave of absence and will resume on the date the Participant returns to work on a regular schedule as determined by the Company; provided, however, that no vesting credit will be awarded for the time vesting has been suspended during such leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company or its Affiliate. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months from the first day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Non-Qualified Stock Option.

8.10  Notices. Any written notice to the Company required by any provisions of the Plan shall be addressed to the Secretary of the Company and shall be effective when received.

8.11  Non-Transferability of Options. Other than pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act) and unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Option transferable, such Option will contain such additional terms and conditions as the Administrator deems appropriate.

8.12  Date of Grant. The date of grant of an Option will be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

8.13  Amendment and Termination of Plan.

(a)  Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan. Unless sooner terminated, this Plan shall terminate on March 31, 2016, the date that is ten (10) years from the date the Plan was originally adopted by the Board or approved by the shareholders of the Company, whichever was earlier.

(b)  Shareholder Approval. The Company will obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)  Effect of Amendment or Termination. Subject to Section 8.15 of the Plan, no amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed upon between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

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8.14  Conditions Upon Issuance of Shares.

(a)  Legal Compliance. Shares will not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)  Investment Representations. As a condition to the exercise or receipt of an Option, the Company may require the person exercising or receiving such Option to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

8.15  Severability. Notwithstanding any contrary provision of the Plan or an Option to the contrary, if any one or more of the provisions (or any part thereof) of this Plan or the Options shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan or Option, as applicable, shall not in any way be affected or impaired thereby.

8.16  Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

8.17  Shareholder Approval. The Plan will be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval will be obtained in the manner and to the degree required under Applicable Laws, and is effective as of the Effective Date.

8.18  Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Option Agreement shall be determined in accordance with the laws of the State of California, without giving effect to the conflict of laws provisions thereof.

Adopted by the Board of Directors: March 31, 2006

Approved by the Shareholders: __________________, 2006

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PROXY - PATRIOT SCIENTIFIC CORPORATION - PROXY
THIS PROXY RELATES TO AN ANNUAL MEETING OF THE SHAREHOLDERS TO BE HELD APRIL 28, 2006

The undersigned hereby appoints David H. Pohl and Thomas J. Sweeney and each of them, with full power of substitution, as attorneys and proxies to vote all shares of common stock which the undersigned is entitled to vote, with all powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Patriot Scientific Corporation (“Company”) to be held at 10 a.m. (Pacific Time) at The La Costa Resort & Spa, Veranda Room (Clubhouse), 2100 Costa Del Mar Road, Carlsbad, California 92009 on April 28, 2006, and any postponements and adjournments thereof, as follows:

1. PROPOSAL TO APPROVE THE PATRIOT SCIENTIFIC CORPORATION 2006 STOCK OPTION PLAN.

☐  FOR                ☐ AGAINST                ☐ ABSTAIN

2. PROPOSAL TO RATIFY CORBIN & COMPANY, LLP AS INDEPENDENT AUDITORS.

☐  FOR                ☐ AGAINST                ☐ ABSTAIN
3. ELECTION OF DIRECTORS. To elect the following named persons as directors of the Company to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified: (i) Helmut Falk, Jr., (ii) Gloria H. Felcyn, (iii) Carlton M. Johnson, (iv) David H. Pohl, and (v) James Turley

☐  FOR all nominees listed above (except as marked to the contrary below)           ☐WITHHOLD AUTHORITY (do not vote for any of the nominees listed above)

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee’s name on the line)
_____________________________________________________________________________________________

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY
I understand that I may revoke this proxy only by, at any time before it is exercised, delivering a written notice of revocation to Mr. Thomas J. Sweeney, Secretary of the Company, at the below address, or by submitting a duly executed proxy bearing a later date, or by attending the annual meeting and, having notified the Secretary in writing of revocation, voting in person.

Dated: ____________________________________, 2006

(Signature)

(Signature if jointly held)

(Printed name(s))

(Please date and sign exactly as name or names appear on your stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full the corporate name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person. IF THE STOCK IS HELD JOINTLY, BOTH OWNERS MUST SIGN.)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS SPECIFIED THIS PROXY WILL BE VOTED FOR THE PROPOSALS NOTED AND, AS TO ANY OTHER BUSINESS CONSIDERED AT THE ANNUAL MEETING, IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES.

PATRIOT SCIENTIFIC CORPORATION, CARLSBAD CORPORATE PLAZA, 6183 PASEO DEL NORTE, SUITE 180, CARLSBAD, CALIFORNIA 92011 - (760) 547-2700